Farmers National Banc Corp. Canfield, OH (NASDAQ: FMNB) Investor Presentation September 30, 2011 Exhibit 99.1

Disclosure Statement
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements express management’s current expectations, forecasts of future events or long-term-goals and, by their nature, are subject to assumptions, risks and uncertainties. Actual results could differ materially from those indicated. Farmers National
Banc Corp. (“Farmers”) refers you to its periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the period ended September 30, 2011 which have been filed with the Securities and Exchange Commission and are available on Farmers’ website
(www.farmersbankgroup.com) and on the Securities and Exchange Commission’s website (www.sec.gov), for additional discussion of these assumptions, risks and uncertainties. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management’s views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Use of Non-GAAP Financial Measures
This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include “Core Deposits” and “Pre-tax, Pre-
provision Earnings”. Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company’s deposit profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of “Core
Deposits” and “Pre-tax, Pre-provision Earnings”, this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Sound franchise with many opportunities for growth
Profitable throughout cycle and growing tangible book value per share
Diversified and growing revenue streams
Stable asset quality and strong core deposit franchise
Strong capital position and did not take TARP CPP
Operational excellence and brand development
Seasoned management team with knowledge of the Northeast Ohio marketplace
Commence trading on NASDAQ effective September 15, 2011 (“FMNB”)
Compelling valuation:
0.78x of tangible book value
4.7x LTM pre-tax pre-provision earnings
Farmers offers a unique and strong platform for growth
Investment Highlights
7.7x LTM EPS
2.68% dividend yield

Founded over 120 years ago
18 branches and 17 ATMs
Approximately 75 - 100 miles from
Cleveland, Pittsburgh & Erie
Branch Map in Mahoning Valley
Erie
Pittsburgh
Youngstown
Akron
Cleveland
Trumbull County
Mahoning
County
Columbiana County
Branch Locations
Trust Locations
Canton

Note: Deposit data as of June 30, 2011
Source: FDIC
Opportunity for growth with approximately 9.5% deposit market share in the Mahoning Valley
Large regional competitors lack focus
Community competitors inwardly focused
Attractive Deposit Franchise – Deposit Market Share by MSA & County
2011
Rank Company Branches
Dep.
($M)
Market
Share
1 Home Savings & Loan Co. 7 309.6 $    23.66%
2 Huntington National Bank 12 305.5 $    23.35%
3 PNC Bank National Assn 6 134.9 $    10.31%
4 Farmers National Bank of Canfield 4 123.6 $    9.44%
5 JPMorgan Chase Bank NA 3 90.3 $      6.90%
6 Consumers National Bank 3 85.6 $      6.54%
7 1st National Community Bank 4 85.2 $      6.51%
8 CFBank 2 78.9 $      6.03%
9 Keybank National Assn 1 48.8 $      3.73%
10 RBS Citizens National Assn 1 44.4 $      3.39%
Total For Institutions In Market 45 1,308.3 $
Columbiana - Top 10
2011
Rank Company Branches Dep. ($M)
Market
Share
1 Huntington National Bank 42 1,978.9 $   24.16%
2 Homes Savings & Loan 21 1,241.3 $   15.16%
3 First Place Bank 19 1,188.0 $   14.51%
4 PNC Bank National Assn 23 909.2 $      11.10%
5 Farmers National Bank of Canfield 17 776.4 $      9.48%
6 JPMorgan Chase Bank NA 20 752.1 $      9.18%
7 Cortland Savings & Banking Co. 10 346.5 $      4.23%
8 First NB of Pennsylvania 8 246.2 $      3.01%
9 Keybank National Assn 6 172.2 $      2.10%
10 RBS Citizens National Assn 6 165.4 $      2.02%
Total For Institutions In Market 196 8,189.7 $
Tri-County - Top 10
2011
Rank Company Branches
Dep.
($M)
Market
Share
1 Huntington National Bank 17 $1,135.5 27.00%
2 Home Savings & Loan Co. 10 $776.1 18.45%
3 First Place Bank 12 $578.9 13.76%
4 PNC Bank Naitonal Assn 10 $527.1 12.53%
5 Farmers National Bank of Canfield 7 $478.8 11.38%
6 JPMorgan Chase Bank NA 7 $316.5 7.52%
7 First NB of Pennsylvania 5 $168.3 4.00%
8 Keybank National Assn 4 $87.9 2.09%
9 RBS Citizens National Assn 3 $87.1 2.07%
10 Cortland Savings & Banking Co. 2 $26.3 0.63%
Total For Institutions In Market 81 $4,205.8
Mahoning - Top 10
2011
Rank Company Branches
Dep.
($M)
Market
Share
1 First Place Bank 7 609.2 $    22.77%
2 Huntington National Bank 13 538.0 $    20.11%
3 JPMorgan Chase Bank NA 10 345.4 $    12.91%
4 Cortland Savings & Banking Co. 8 320.2 $    11.97%
5 PNC Bank National Assn 7 247.2 $    9.24%
6 Farmers National Bank of Canfield 6 174.0 $    6.50%
7 Home Savings & Loan Co. 4 155.6 $    5.81%
8 First NB of Pennsylvania 3 77.8 $      2.91%
9 Home FS&LA of Niles 1 61.5 $      2.30%
10 Middlefield Banking Co. 1 43.7 $      1.63%
Total For Institutions In Market 70 2,675.7 $
Trumbull - Top 10

Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile
Valley Leads in Industrial Job Growth in NE Ohio, The Vindicator
Ohio’s Economic Impact Study – September, 2011
Resources and infrastructure within 100 miles of the Mahoning Valley
Recently the Mahoning Valley has seen several important investments in new business including:
Steelmaker V&M Star’s $650 million expansion
• 350,000 tons of steel tubing per year for the drilling of shale gas in the U.S.
• About 350 jobs will be created once production begins
The acquisition of WCI Steel by OAO Severstal – $327 million investment
General Motors Lordstown plant building the Chevrolet Cruze next generation small car – $230 million investment
Ohio’s Natural Gas and Crude Oil Exploration and Production Industry and the Emerging Utica Gas
Formation
Impact regarding to:
• Jobs (204,000 created or supported by 2015)
• Income (Economic Output will increase by over $22 billion by 2015)
Economic Overview of Market Area
6.8 million people
18 Fortune 500 company world headquarters
95 colleges and universities campus locations
2 international airports; 3 regional airports
Lake Erie shipping
Ohio River ports
Northeast Ohio’s manufacturing productivity is on
track to outpace the rest of the nation by 10 percent
as early as 2015, according to a report released by
Team Northeast Ohio.
Youngstown-Warren metro area had the third-highest
job growth in the U.S. in the last 12 months.
Land acquisition, construction and labor costs are
significantly below national averages

• Performance-driven culture
• Advancing automation and use of technology
• Metrics-oriented accountability
• Scaling organization to support growth
• Diligent risk management
• Expand fee-based business
• Integrate sales efforts
• Continue to drive name awareness
• Unification of brand
• Top graded talent to drive performance growth
• De novo expansion and strategic acquisitions
• Customer intimacy/decisions close to customer
• Identify target markets and customer segments
• Lead with commercial business/expand wallet share
Acquire Share of
Market/Share of
Customer
Operational
Excellence
Risk Management
Evolve Trust,
Insurance & Financial
Services
Brand Development
Talent
Farmers’ Strategy for Growth

Established and experienced management team with over 173 years of combined experience, 97 of which has been with Farmers
Experienced Management Team
FMNB Industry Previous Experience
John S. Gulas (53)
President & CEO
3+ 27+ Past executive roles with Key Bank, Sky Bank and Wachovia. Prior to Farmers, Mr. Gulas
served as President and CEO of Sky Trust Company and was responsible for a $6.0BN trust company, a $1.2BN brokerage company and a $1.1BN private bank.
James H. Sisek (65)
President & CEO of Farmers Trust
15+ 36+ President and CEO of the Farmers Trust Company.
Carl D. Culp (48)
EVP & CFO
22+ 26+ 25 years of experience in finance and accounting in the banking industry, and is a
Certified Public Accountant.
Mark L. Graham (56)
SVP & Chief Credit Officer
34+ 34+ Has been with Farmers for 33 years and has held a variety of positions within the bank, all in the credit area.
Kevin J. Helmick (39)
SVP of Retail Services
16+ 16+ Responsible for the management of Farmers National Investments, Farmers Insurance
and all branch sales and operational functions. Mr. Helmick holds an MBA and CFP designation.
Amber B. Wallace (45)
SVP & Director of Marketing
3+ 3+ Prior to joining the Farmers team, Ms. Wallace served as the Assistant Vice President of
Marketing and Physician Relations at Trumbull Memorial Hospital, where she managed a
$14MM endowment, a $1.5MM marketing budget and all physician contracts.
Mark A. Nicastro (40)
VP & Director of Human Resources
2+ 13+ Brings an MBA and more than 12 years experience in HR Management from both large multi-national banks and regional community banks, including U.S. Bank and Sky Bank.
Brian Jackson (42)
VP & Chief Information Officer
2+ 18+ More than 17 years experience in the IT field.
Yrs. Of Experience

March 2009 – opportunistic acquisition of Butler Wick Trust Company, the largest trust department in the Mahoning Valley
Assets under management have grown approximately 48% since acquisition to $901 million currently
From December 31, 2008 through December 31, 2010:
Revenue¹ has grown $16.6 million or 52.9%
Total assets have increased $102.4 million or 11.6%
• Loans have grown $38.4 million or 7.0%
Total deposits have increased $113.0 million or 17.4%
• Core deposits² have grown $113.3 million or 20.6%
Tangible book value per share has grown $0.12 or 2.1%
Fiserv Premier – core operating system
Flexible system that offers unlimited accounts
Keeps current with compliance and regulatory changes
Offers multiple products and services that integrate into core system (i.e. internet banking, ATMs, and GL)
One of the top core system providers in the nation
SAN & Virtualization – data management system
Data Storage: reduces disk space expenditures; allow for better utilization of disk space
Data Backup: consistent backups of all data and replicated at DR Site
Disaster Recovery: able to recover from disaster in minutes
Overall reduced IT costs
Scalable to various network configurations
¹ Revenue defined as net interest income plus non-interest income;
excludes securities gains / losses;
² Core deposits defined as Total Deposits – Jumbo Deposits
Recent Growth

Butler Wick Trust Company Acquisition
Acquired from United Community Financial Corporation for cash on March 31, 2009
Only locally owned trust company in the Mahoning Valley
Rebranded to Farmers Trust Company
Assets increased approximately 48% since acquisition
Contributed $4.9 million to non-interest income in 2010
Farmers Trust Company

Meaningfully profitable every quarter during this cycle
Always paid quarterly cash dividend
High net interest margin which has expanded every year since 2006
4.10% December 31, 2010
Strong record of profitability
Average ROAA and ROAE from 2006 through 2010 of 0.75% and 8.60%, respectively
Continue to invest in operations to support ongoing growth, yet maintain a strong balance sheet
Historical Operating Results

Pre-tax income excluding security gains and losses increased 12% from the third quarter of 2010.
Investment commissions and trust fees for the third quarter of 2011 increased 63%
and 8%, respectively, from the third quarter of 2010.
Provision for loan losses for the third quarter of 2011 decreased $800 thousand from the third quarter of 2010.
Annualized net charge-offs to average net loans outstanding improved to 0.43% at
September 30, 2011, compared to 1.31% at September 30, 2010.
Loans 30-89 days delinquent decreased to $3.4 million at September 30, 2011, compared to $5.9 million at September 30, 2010.
Continued Strong Results – Overview of Q3 2011

Total Revenue 2010: $47.7 million
9.7%
1.6%
10.3%
78.4%
Net Interest Income
Trust Income
Insurance & Investment Income
Other Non-Interest Income

FARMERS
NATIONAL BANC CORP.
STAND STRONG

• 2010 net interest income increased 13%
over prior year period due to increase in
loan balances and lower cost of funds
• Acquisition of Trust Company increased
non-interest income by 13.8% since first
quarter 2009¹
Growing and Diverse Revenue Stream
Note: Revenue defined as net interest income plus non-interest income;
Excludes $225K gain on settlement of trust business and $2.7MM net gain on securities
¹ Calculated as Q4 2010 trust revenue / Q1 2009 total revenue
Net Interest Margin
3.29%
3.33%
3.58%
3.88%
4.10%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
4.50%
2006 2007 2008 2009 2010

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Commercial & Industrial
$76,208
13.5%
Commercial Construction
$5,213
0.9%
Residential Construction
$2,538
0.4%
Commercial Real Estate
$185,545
32.7%
Consumer
$131,891
23.2%
Residential Real Estate
$166,600
29.3%

FARMERS NATIONAL BANC CORP.
STAND STRONG

Diverse loan mix
No national lending
No sub-prime lending
Farmers’ practice is to lend
primarily within its market area
Less than 1% of loan portfolio is
participations purchased
Less than 2% of loan portfolio is
construction loans
Loan Portfolio Mix
(September 30, 2011)
Overview of Loan Portfolio
Note: Dollars in thousands

OREO
$0.6mm
4.9%
Accruing loans past due 90 days or more
$0.3mm
3.1%
Nonaccrual
$10.6mm
92.0%

FARMERS
NATIONAL BANC CORP.
STAND STRONG

Excellent Asset Quality
Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring
9/30/2011
Nonaccrual loans $10.6
Accruing loans past due 90 days or more 0.3
OREO 0.6
Total nonperforming assets (NPAs) $11.5
Troubled Debt Restructuring (TDR) $4.0
Loans 30-89 days delinquent 3.4
Gross portfolio loans 568.0
Loans held for sale (HFS) 0.0
Allowance for loan losses (ALL) 11.0
Total Assets $1,086.4
NPLs & 90 days past due/Gross loans (excl. HFS) 1.92%
NPLs & 90 days past due/Gross loans (incl. HFS) 1.92%
NPAs/Total Assets 1.05%
TDR/Gross loans (excl. HFS) 0.70%
30-89 days delinquent/Gross loans (excl. HFS) 0.60%
ALL/NPLs & 90 days past due 100.92%
ALL/Gross loans (excl. HFS) 1.93%

Financial Data for the Period Ended September 30, 2011
Condition and Performance Metrics Valuation Metrics
LTM Core Price/ Core Price/ Price/
TCE/ LTM LTM PTPP ³/ Loans/ Dep/ NPAs/ NPL/ Res./ Res./ Tan. Dep. LTM LTM Div.
TA ROAA NIM ROAA Dep. Tot Dep Assets Loans Loans NPLs Book Prem. PTPP ³/ EPS Yield
(%) (%) (%) (%) (%) (%) (%) (%) (%) (%) (x) (%) (x) (x) (%)
Peers
Midwest Banks ¹ 7.12 0.49 3.57 1.40 81.7 86.3 2.62 3.06 2.05 72.8 0.82 (1.8) 3.9 11.4 1.16
National Banks ² 8.91 1.00 3.91 1.68 74.3 86.6 1.25 1.45 1.60 92.6 1.14 1.8 6.4 10.9 3.18
FMNB.OB 9.94 0.92 4.14 1.69 70.5 88.3 1.06 1.92 1.93 100.7 0.79 (3.2) 4.9 7.8 2.67

Relative to Comparable Midwest and National banks, Farmers is attractively valued
Farmers has an Attractive Valuation
Note: Peer data is the median value for the peer group; market data is as of November 16, 2011; asset quality ratios exclude troubled debt restructurings
¹ Selected Midwest Banks with Assets $800 Million - $2.0 Billion
² Selected Capital & Credit Quality Banks with Assets $800 Million - $2.0 Billion; No TARP; TCE / TA >= 7.0%; NPAs / Assets < 2.5% and Positive LTM Net Income
³ Last 12 months pre-tax, pre-provision earnings
Source: SNL Financial